UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2015

Signet Jewelers Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	1-32349	98-1028854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Clarendon House, 2 Church Street, Bermuda, Bermuda		HM11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	4412965872

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2015, a wholly-owned subsidiary of Signet Jewelers Limited ("Signet"), Sterling Jewelers Inc. (the "Company"), entered into a termination protection agreement with Mark S. Light (the "Termination Protection Agreement") which governs Mr. Light’s at-will employment as Chief Executive Officer ("CEO") of Signet until terminated by either party as described below. The Termination Protection Agreement is effective as of October 15, 2015.

Prior to the effective date of the Termination Protection Agreement, Mr. Light was employed by the Company pursuant to an amended and restated employment agreement dated December 10, 2010 between the Company and Mr. Light (the "Employment Agreement"). Mr. Light was appointed as CEO of Signet on November 1, 2014. Pursuant to the Termination Protection Agreement, Mr. Light’s employment as the CEO of Signet will continue until the Termination Protection Agreement is terminated by the Company at any time by notifying Mr. Light in writing or by Mr. Light at any time upon at least 360 days’ advance written notice, other than upon Mr. Light’s death or upon a termination for "cause" (as defined in the Termination Protection Agreement), which termination may be effective immediately.

As described below, the Termination Protection Agreement includes substantially similar terms and conditions as those that were included in the Employment Agreement, except with respect to certain benefits arrangements as well as the extension of the non-solicitation period.

During employment, Mr. Light will (i) receive an annual base salary equal to $1,100,000, subject to annual review, (ii) be eligible for an annual bonus of up to 300% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 150% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, (v) be entitled to such welfare benefits as are made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Light will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Light will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Light with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company or Signet and the members of the Board of Directors of Signet.

Mr. Light will be entitled to severance payments (i) if he is terminated by the Company without "cause" (as defined in the Termination Protection Agreement) and (ii) if Mr. Light terminates his employment for "good reason" (as defined in the Termination Protection Agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Light generally will be entitled to (i) continued payment of base salary for twelve months following the date of termination, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance, (iii) in respect of each then-ongoing performance cycle under the Company’s Long Term Incentive Plan ("LTIP") as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the Executive otherwise would have received for the performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP, and (iv) if Mr. Light timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
If Mr. Light’s employment is terminated by reason of his death, Mr. Light’s estate shall be entitled to (i) continued payment of base salary for six months following the date of death, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar employed during such fiscal year ("Prorated Bonus") and (iii) in respect of each then-ongoing performance cycle under the Long Term Incentive Plan as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the performance cycle.
If Mr. Light’s employment is terminated by reason of his Disability (as defined in the Termination Protection Agreement), Mr. Light shall be entitled to his Prorated Bonus and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Light’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Light will be entitled to accrued and unpaid benefits or obligations.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

On October 15, 2015, a wholly-owned subsidiary of Signet, the Company, entered into a termination protection agreement with Michele Santana (the "Termination Protection Agreement") which governs Ms. Santana’s at-will employment as Chief Financial Officer ("CFO") of Signet until terminated by either party as described below. The Termination Protection Agreement is effective as of October 15, 2015.

Prior to the effective date of the Termination Protection Agreement, Ms. Santana was employed by the Company pursuant to an amended and restated employment agreement dated October 18, 2010 as subsequently amended on July 7, 2014 between the Company and Ms. Santana (the "Employment Agreement"). Ms. Santana was appointed as CFO of Signet on August 1, 2014. Pursuant to the Termination Protection Agreement, Ms. Santana’s employment as the CFO of Signet will continue until the Termination Protection Agreement is terminated by the Company at any time by notifying Ms. Santana in writing or by Ms. Santana at any time upon at least 360 days’ advance written notice, other than upon Ms. Santana’s death or upon a termination for "cause" (as defined in the Termination Protection Agreement), which termination may be effective immediately.

As described below, the Termination Protection Agreement includes substantially similar terms and conditions as those that were included in the Employment Agreement, except with respect to certain benefits arrangements as well as the extension of the non-solicitation period.

During employment, Ms. Santana will (i) receive an annual base salary equal to $635,000, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of her annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of her annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, (v) be entitled to such welfare benefits as are made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Ms. Santana will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Ms. Santana will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during her employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Ms. Santana with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company or Signet and the members of the Board of Directors of Signet.

Ms. Santana will be entitled to severance payments (i) if she is terminated by the Company without "cause" (as defined in the Termination Protection Agreement) and (ii) if Ms. Santana terminates her employment for "good reason" (as defined in the Termination Protection Agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Ms. Santana generally will be entitled to (i) continued payment of base salary for twelve months following the date of termination, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance, (iii) in respect of each then-ongoing performance cycle under the Company’s Long Term Incentive Plan ("LTIP") as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the Executive otherwise would have received for the performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP, and (iv) if Ms. Santana timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
If Ms. Santana’s employment is terminated by reason of her death, Ms. Santana’s estate shall be entitled to (i) continued payment of base salary for six months following the date of death, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar employed during such fiscal year ("Prorated Bonus") and (iii) in respect of each then-ongoing performance cycle under the Long Term Incentive Plan as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the performance cycle.
If Ms. Santana’s employment is terminated by reason of her Disability (as defined in the Termination Protection Agreement), Ms. Santana shall be entitled to her Prorated Bonus and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Ms. Santana’s employment is terminated by the Company for cause or she resigns without good reason, Ms. Santana will be entitled to accrued and unpaid benefits or obligations.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

On October 15, 2015, a wholly-owned subsidiary of Signet, the Company, entered into a termination protection agreement with Steven J. Becker (the "Termination Protection Agreement") which governs Mr. Becker’s at-will employment as Chief Human Resources Officer ("CHRO") of Signet until terminated by either party as described below. The Termination Protection Agreement is effective as of October 15, 2015.

Prior to the effective date of the Termination Protection Agreement, Mr. Becker was employed by the Company pursuant to an amended and restated employment agreement dated July 26, 2010 between the Company and Mr. Becker (the "Employment Agreement"). Mr. Becker was appointed as CHRO of Signet on May 1, 2014. Pursuant to the Termination Protection Agreement, Mr. Becker’s employment as the CHRO of Signet will continue until the Termination Protection Agreement is terminated by the Company at any time by notifying Mr. Becker in writing or by Mr. Becker at any time upon at least 360 days’ advance written notice, other than upon Mr. Becker’s death or upon a termination for "cause" (as defined in the Termination Protection Agreement), which termination may be effective immediately.

As described below, the Termination Protection Agreement includes substantially similar terms and conditions as those that were included in the Employment Agreement, except with respect to certain benefits arrangements as well as the extension of the non-solicitation period.

During employment, Mr. Becker will (i) receive an annual base salary equal to $500,000, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, (v) be entitled to such welfare benefits as are made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Becker will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Becker will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Becker with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company or Signet and the members of the Board of Directors of Signet.

Mr. Becker will be entitled to severance payments (i) if he is terminated by the Company without "cause" (as defined in the Termination Protection Agreement) and (ii) if Mr. Becker terminates his employment for "good reason" (as defined in the Termination Protection Agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Becker generally will be entitled to (i) continued payment of base salary for twelve months following the date of termination, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance, (iii) in respect of each then-ongoing performance cycle under the Company’s Long Term Incentive Plan ("LTIP") as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the Executive otherwise would have received for the performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP, and (iv) if Mr. Becker timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
If Mr. Becker’s employment is terminated by reason of his death, Mr. Becker’s estate shall be entitled to (i) continued payment of base salary for six months following the date of death, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar employed during such fiscal year ("Prorated Bonus") and (iii) in respect of each then-ongoing performance cycle under the Long Term Incentive Plan as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the performance cycle.
If Mr. Becker’s employment is terminated by reason of his Disability (as defined in the Termination Protection Agreement), Mr. Becker shall be entitled to his Prorated Bonus and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Becker’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Becker will be entitled to accrued and unpaid benefits or obligations.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

On October 15, 2015, a wholly-owned subsidiary of Signet, the Company, entered into a termination protection agreement with Edward Hrabak (the "Termination Protection Agreement") which governs Mr. Hrabak’s at-will employment as Chief Operating Officer ("COO") of Signet until terminated by either party as described below. The Termination Protection Agreement is effective as of October 15, 2015.

Prior to the effective date of the Termination Protection Agreement, Mr. Hrabak was employed by the Company pursuant to an amended and restated employment agreement dated August 24, 2012 between the Company and Mr. Hrabak (the "Employment Agreement"). Mr. Hrabak was appointed as COO of Signet on July 22, 2015. Pursuant to the Termination Protection Agreement, Mr. Hrabak’s employment as the COO of Signet will continue until the Termination Protection Agreement is terminated by the Company at any time by notifying Mr. Hrabak in writing or by Mr. Hrabak at any time upon at least 360 days’ advance written notice, other than upon Mr. Hrabak’s death or upon a termination for "cause" (as defined in the Termination Protection Agreement), which termination may be effective immediately.

As described below, the Termination Protection Agreement includes substantially similar terms and conditions as those that were included in the Employment Agreement, except with respect to certain benefits arrangements as well as the extension of the non-solicitation period.

During employment, Mr. Hrabak will (i) receive an annual base salary equal to $659,200, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, (v) be entitled to such welfare benefits as are made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Hrabak will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Hrabak will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Hrabak with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company or Signet and the members of the Board of Directors of Signet.

Mr. Hrabak will be entitled to severance payments (i) if he is terminated by the Company without "cause" (as defined in the Termination Protection Agreement) and (ii) if Mr. Hrabak terminates his employment for "good reason" (as defined in the Termination Protection Agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Hrabak generally will be entitled to (i) continued payment of base salary for twelve months following the date of termination, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance, (iii) in respect of each then-ongoing performance cycle under the Company’s Long Term Incentive Plan ("LTIP") as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the Executive otherwise would have received for the performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP, and (iv) if Mr. Hrabak timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
If Mr. Hrabak’s employment is terminated by reason of his death, Mr. Hrabak’s estate shall be entitled to (i) continued payment of base salary for six months following the date of death, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar employed during such fiscal year ("Prorated Bonus") and (iii) in respect of each then-ongoing performance cycle under the Long Term Incentive Plan as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the performance cycle.
If Mr. Hrabak’s employment is terminated by reason of his Disability (as defined in the Termination Protection Agreement), Mr. Hrabak shall be entitled to his Prorated Bonus and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Hrabak’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Hrabak will be entitled to accrued and unpaid benefits or obligations.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

On October 15, 2015, a wholly-owned subsidiary of Signet, the Company, entered into a termination protection agreement with George Murray (the "Termination Protection Agreement") which governs Mr. Murray’s at-will employment as Chief Merchandising and Marketing Officer ("CMMO") of Signet until terminated by either party as described below. The Termination Protection Agreement is effective as of October 15, 2015.

Prior to the effective date of the Termination Protection Agreement, Mr. Murray was employed by the Company pursuant to an amended and restated employment agreement dated July 26, 2010 and subsequently amended on July 7, 2014 between the Company and Mr. Murray (the "Employment Agreement"). Mr. Murray was appointed as CMMO of Signet on July 22, 2015. Pursuant to the Termination Protection Agreement, Mr. Murray’s employment as the CMMO of Signet will continue until the Termination Protection Agreement is terminated by the Company at any time by notifying Mr. Murray in writing or by Mr. Murray at any time upon at least 360 days’ advance written notice, other than upon Mr. Murray’s death or upon a termination for "cause" (as defined in the Termination Protection Agreement), which termination may be effective immediately.

As described below, the Termination Protection Agreement includes substantially similar terms and conditions as those that were included in the Employment Agreement, except with respect to certain benefits arrangements as well as the extension of the non-solicitation period.

During employment, Mr. Murray will (i) receive an annual base salary equal to $618,000, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, (v) be entitled to such welfare benefits as are made available from time to time to executive officers of the Company, and (vi) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Murray will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Murray will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Murray with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company or Signet and the members of the Board of Directors of Signet.

Mr. Murray will be entitled to severance payments (i) if he is terminated by the Company without "cause" (as defined in the Termination Protection Agreement) and (ii) if Mr. Murray terminates his employment for "good reason" (as defined in the Termination Protection Agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Murray generally will be entitled to (i) continued payment of base salary for twelve months following the date of termination, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance, (iii) in respect of each then-ongoing performance cycle under the Company’s Long Term Incentive Plan ("LTIP") as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the Executive otherwise would have received for the performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP, and (iv) if Mr. Murray timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
If Mr. Murray’s employment is terminated by reason of his death, Mr. Murray’s estate shall be entitled to (i) continued payment of base salary for six months following the date of death, (ii) a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar employed during such fiscal year ("Prorated Bonus") and (iii) in respect of each then-ongoing performance cycle under the Long Term Incentive Plan as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the performance cycle.
If Mr. Murray’s employment is terminated by reason of his Disability (as defined in the Termination Protection Agreement), Mr. Murray shall be entitled to his Prorated Bonus and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Murray’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Murray will be entitled to accrued and unpaid benefits or obligations.

All severance payments and benefits (that were not accrued prior to termination) will be conditioned on the execution of a general release of claims against the Company, its affiliates and related parties and on continued compliance with the restrictive covenants discussed above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signet Jewelers Limited

October 20, 2015	By:	/s/ Mark A. Jenkins

Name: Mark A. Jenkins
Title: Chief Governance Officer & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Termination Protection Agreement dated October 15, 2015 between Sterling Jewelers Inc. and Mark S. Light.
10.2	Termination Protection Agreement dated October 15, 2015 between Sterling Jewelers Inc. and Michele Santana.
10.3	Termination Protection Agreement dated October 15, 2015 between Sterling Jewelers Inc. and Steven J. Becker.
10.4	Termination Protection Agreement dated October 15, 2015 between Sterling Jewelers Inc. and Edward Hrabak.
10.5	Termination Protection Agreement dated October 15, 2015 between Sterling Jewelers Inc. and George Murray.